Exhibit 99.1

Audited Financial Statements of Lone Wolf, Inc., as of June 30, 2011 and 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Lone Wolf, Inc.

We have audited the accompanying balance sheets of Lone Wolf, Inc. (A Development Stage Company) (the “Company”) as of June 30, 2012 and 2011 and the related statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the year ended June 30, 2012 and for the periods from inception (August 1, 2010) through June 30, 2011 and 2012. Lone Wolf, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lone Wolf, Inc. (A Development Stage Company) as of June 30, 2012 and 2011 and the results of its operations and its cash flows for the year ended June 30, 2012 and for the periods from inception (August 1, 2010) through June 30, 2011 and 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith, LLC

Henderson, Nevada

January 3, 2013, except for Note 8, as to which the date is January 7, 2013

De Joya Griffith, LLC ● 2580 Anthem Village Dr. ● Henderson, NV ● 89052

Telephone (702) 563-1600 ● Facsimile (702) 920-8049

www.dejoyagriffith.com

Lone Wolf, Inc

(A Development Stage Company)

Balance Sheets

(Audited)

	June 30, 2012	June 30, 2011
ASSETS

Current assets
Cash	$4,772	$-
Accounts receivable	10,000	27,205
Investment	3,553	5,225
Total current assets	18,325	32,430

Total assets	$18,325	$32,430

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable and accrued expenses	$36,731	$31,392
Book overdraft	-	720
Due to related party	600	-
Deferred revenue	-	9,773
Total current liabilities	37,331	41,885

Convertible notes payable	33,500	-
Total liabilities	70,831	41,885

Stockholders' deficit
Preferred stock, $0.10 par value, 1,000,000 shares authorized
Series Seed: 1,000,000 designated, 1,000,000 issued and outstanding as of June 30, 2012 and June 30, 2011, respectively	100,000	100,000
Common stock, $0.10 par value, 10,000,000 shares authorized; 9,000,000 and zero shares issued and outstanding as of June 30, 2012 and June 30, 2011, respectively	900,000	-
Advances to stockholder	-	(2,440)
Deficit accumulated during development stage	(1,050,834)	(107,016)
Other comprehensive loss	(1,672)	-
Total stockholders' deficit	(52,506)	(9,456)

Total liabilities and stockholders' deficit	$18,325	32,430

The accompanying notes are an integral part of these financial statements.

Lone Wolf, Inc

(A Development Stage Company)

Statements of Operations and Comprehensive Loss

(Audited)

		From inception	From inception
	Year ended	(August 1, 2010)	(August 1, 2010)
	June 30,	through June 30,	through June 30,
	2012	2011	2012

Revenue	$64,040	$186,238	$250,278

Operating expenses
Legal and professional fees	78,563	221,545	300,108
General and administrative	31,811	52,449	84,260
Marketing expense	5,684	19,260	24,944
Total operating expenses	116,058	293,254	409,312

Loss from operations	(52,018)	(107,016)	(159,034)

Other expenses
State corporate tax expense	800	-	800
Total other expenses	800	-	800

Net loss	$(52,818)	$(107,016)	$(159,834)

Unrealized loss on investment	(1,672)	-	(1,672)

Comprehensive loss	$(54,490)	$(107,016)	$(161,506)

Weighted average number of common
shares outstanding	6,756,164	-

Basic loss per
common share	$(0.01)	$-

The accompanying notes are an integral part of these financial statements.

Lone Wolf, Inc

(A Development Stage Company)

Statement of Stockholders' Deficit

(Audited)

							Deficit accumulated
	Preferred Stock		Common Stock		Other	Advances	during	Total
	Number of Shares	Amount	Number of Shares	Amount	comprehensive loss	to Shareholder	development stage	stockholders’ deficit

Balance, Inception (August 1, 2010)	-	$-	-	$-	$-	$-	$-	$-
Preferred shares issued for cash	1,000,000	100,000	-	-	-	-	-	100,000
Net loss for the period ended June 30, 2011	-	-	-	-	-	(2,440)	(107,016)	(109,456)
Balance, June 30, 2011	1,000,000	100,000	-	-	-	(2,440)	(107,016)	(9,456)

Common shares issued to founder for services	-	-	9,000,000	900,000	-	-	(891,000)	9,000
Unrealized loss on investment	-	-	-	-	(1,672)	-	-	(1,672)
Net loss for the year ended June 30, 2012	-	-	-	-	-	2,440	(52,818)	(50,378)
Balance, June 30, 2012	1,000,000	$100,000	9,000,000	$900,000	$(1,672)	$-	$(1,050,834)	$(52,506)

The accompanying notes are an integral part of these financial statements.

Lone Wolf, Inc

(A Development Stage Company)

Statements of Cash Flows

(Audited)

	Year Ended	Eleven Months Ended	From Inception (August 1, 2010)
	June 30,	June 30,	through June 30,
	2012	2011	2012

Cash flows from operating activities:
Net loss	$(52,818)	$(107,016)	$(159,834)
Adjustments to reconcile net loss
to net cash used in operating activities:
Shares issued for services	9,000	-	9,000
Shares received for revenue	-	(5,225)	(5,225)
Change in operating assets and liabilities
Accounts receivable	17,205	(27,205)	(10,000)
Accounts payable and accrued expenses	5,339	31,392	36,731
Deferred revenue	(9,773)	9,773	-
Net cash flows used in operating activities	(31,048)	(98,280)	(129,328)

Cash flows from investing activities:
Advances to shareholder	2,440	(2,440)	-
Net cash flows (used in) investing activities	2,440	(2,440)	-

Cash flows from financing activities:
Due to related party	600	-	600
Book overdraft	(720)	720	-
Proceeds from convertible notes payable	33,500	-	33,500
Proceeds from the issuance of preferred stock	-	100,000	100,000
Net cash flows provided by financing activities	33,380	100,720	134,100

Net change in cash	4,772 #	-	4,772

Cash, beginning of period	-	-	-

Cash, end of period	$4,772	$-	$4,772

Supplemental non-cash activities
Change in fair value of investments	$(1,672)	$-	$(1,672)

The accompanying notes are an integral part of these financial statements

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 and 2011

Note 1. – Organization and Nature of Business

Lone Wolf, Inc. (the “Company”) was organized in State of California on August 1, 2010. The Company is a marketing and social media development company. Through the Company’s website, www.smashnetworks.com, the Company provides live celebrity content, interaction, and other consumer-driven content.

As of June 30, 2012, the Company is currently in the development stage as defined in Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 915. The Company has limited revenues, net losses from operations and negative cash flows from operations.

Going Concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As of June 30, 2012, the Company had an accumulated deficit of $1,050,834. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. The Company is contemplating conducting an offering of its debt or equity securities to obtain additional operating capital. The Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing. There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States, and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 and 2011

Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of June 30, 2012 and 2011.

Revenue Recognition

The Company recognizes revenue and gains when earned and related costs of sales and expenses when incurred. The Company recognizes revenue in accordance with Accounting Standards Codification Section 605-10-599, Revenue Recognition, Overall, SEC Materials ("Section 605-10-599"). Section 605-10-599 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) the fee is fixed and determinable; and (4) collectability is reasonably assured. Cost of products sold consists of the cost of the purchased goods and labor related to the corresponding sales transaction. When a right of return exists, the Company defers revenues until the right of return expires. The Company recognizes revenue from services at the time the services are completed.

Deferred Revenue

Deferred revenue represents revenues collected but not earned at the fiscal year end.

Fair Value of Financial Instruments

The Company’s financial instruments include cash, accounts receivable, investments, accounts payable, and notes payable. All instruments are accounted for on a historical cost basis except for the investments, which, due to the short maturity of these financial instruments, approximates fair value at June 30, 2012 and 2011. The Company did not engage in any transaction involving derivative instruments.

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 and 2011

Marketable Securities

Marketable securities are held for an indefinite period of time and thus are classified as available-for-sale securities. Realized investment gains and losses are included in the statement of operations, as are provisions for other than temporary declines in the market value of available for-sale-securities. Unrealized gains and unrealized losses deemed to be temporary are excluded from earnings (losses), net of applicable taxes, as a component of other comprehensive income (loss). Factors considered in judging whether an impairment is other than temporary include the financial condition, business prospects and creditworthiness of the issuer, the length of time that fair value has been less than cost, the relative amount of decline, and the Company’s ability and intent to hold the investment until the fair value recovers.

Net Loss per Share Calculation

Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per Share”. Basic net loss per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive. The weighted-average number of common shares outstanding for computing basic EPS for the year ended June 30, 2012 was 6,756,164.

Income Taxes

The Company accounts for its income taxes in accordance with Income Taxes Topic of the FASB ASC 740, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Recently Issued Accounting Pronouncements

As of and for the year ended June 30, 2012, the Company does not expect any of the recently issued accounting pronouncements to have a material impact on its financial condition or results of operations.

Note 3. Accounts Receivable, Net

Accounts receivable at June 30, 2012 and 2011, consists of the following:

	2012	2011
Accounts receivable	$10,000	$27,205
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$10,000	$27,205

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 and 2011

Note 4 –Marketable Securities and Investments

The following is a summary of available-for-sale marketable securities as of June 30, 2012 and 2011:

	June 30, 2012
	Cost	Unrealized (Loss)	Unrealized Gain	Market or Fair Value
Equity securities	$5,225	$(1,672)	$-	$3,553
Total	$5,225	$(1,672)	$-	$3,553

	June 30, 2011
	Cost	Unrealized (Loss)	Unrealized Gain	Market or Fair Value
Equity securities	$5,225	$-	$-	$5,225
Total	$5,225	$-	$-	$5,225

The following is a summary of unrealized gains and losses as presented in Other Comprehensive Loss as of June 30, 2012:

	June 30, 2012
	Unrealized (Loss)	Unrealized Gain	Other Comprehensive Loss
Equity securities	$(1,672)	$-	$(1,672)
Total	$(1,672)	$-	$(1,672)

The Company classifies securities that have a readily determinable fair value and are not bought and not held principally for the purpose of selling them in the near term as securities available-for-sale, pursuant to FASB ASC 320-10, Investments-Debt & Equity Securities. Under FASB ASC 320-10, unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported in other comprehensive income until realized.

Note 5 – Related Party Transactions

As of June 30, 2012, the Company has a loan payable of $600 to a related party. The loan is unsecured, non-interest bearing, and due on demand.

During the year ended June 30, 2011, the Company’s Chief Executive Officer and majority shareholder received net advances from the Company of $2,440. The amount due from related party is unsecured, non-interest bearing and have no specific terms of repayment. These advances have been recorded as advances to stockholder and have been classified as a reduction of stockholders’ equity as of June 30, 2011. During the year ended June 30, 2012, net advances of $2,440 were paid back to the Company.

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 and 2011

Note 6. Convertible Notes Payable

On May 23, 2012, the Company entered into a note agreement wherein the Company secured $33,500, terms of which are, interest at the rate of 11.5% per annum, until the maturity date of May 23, 2015. The lender has the following two options to convert. First conversion option is upon a qualified financing. If a qualified financing occurs on or prior to the Maturity Date, then the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall automatically convert into fully paid and non-assessable shares of the Preferred Stock issued in such Qualified Financing at the conversion price. Qualified Financing is defined as a transaction or series of transactions pursuant to which the company issues and sells shares of Preferred Stock for aggregate gross proceeds of at least $1,000,000 with the principal purpose of raising capital.

Second conversion option is conversion after a change of control. If a change of control occurs prior to a qualified financing, then at any time after the change of control at the election of the investor, the outstanding principal amount of this note and all accrued and unpaid interest on this note may be converted into fully paid and non-assessable shares of the common stock at a price per share equal to $0.25. As of June 30, 2012, there is no beneficial conversion feature for these notes since the fair value of shares are less than the conversion price. No amount has been converted as of June 30, 2012.

Interest expense related to notes payable for the year ended June 30, 2012 was $0.

Note 7 – Stockholders’ Deficit

Preferred Stock

As of June 30, 2012 and 2011, the Company has 1,000,000 series seed preferred shares issued and outstanding. The Company's articles of incorporation authorize the Company to issue up to 1,000,000 shares of $.10 par, series seed preferred shares having preferences to be determined by the board of directors for dividends, and liquidation of the Company's assets. One share of preferred shares is equivalent to one share of common stock.

As of June 30, 2011, the Company issued 1,000,000 shares of its preferred shares for $100,000.

Common Stock

As of June 30, 2012 and 2011, the Company has 9,000,000 share of its common stock issued and outstanding. The Company's articles of incorporation authorize the Company to issue up to 10,000,000 shares of $.10 par, common stock having preferences to be determined by the board of directors for dividends, and liquidation of the Company's assets.

During the year ended June 30, 2012, the Company issued 9,000,000 shares of its common stock to the founding stockholder and the Chief Executive Officer of the Company, valued at $9,000. These shares were issued for services performed by the founder. The Company had a stock split of (10:1) following this issuance, which resulted in a decrease in additional paid-in capital of $891,000. Since the additional paid-in capital balance cannot be presented as negative amount, the decrease of $891,000 has been recorded to the accumulated deficit.

LONE WOLF, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 and 2011

Note 7 – Stockholders’ Deficit, continued

The holders are entitled to one vote for each share on matters submitted to a vote to shareholders, and to share pro rata in all dividends payable on common stock after payment of dividends on any preferred shares having preference in payment of dividends.

As of June 30, 2011, there were 10,000,000 common shares authorized, zero issued and outstanding.

Note 8. Subsequent Events

Note Agreement – Operating Expenses

Effective July 2012 and through the date of the Merger on January 7, 2013, the Company secured a loan for operating expenses. The loan is unsecured and bears an annual interest rate of 10% with a maturity date of December 31, 2012.

On January 7, 2013, the note was terminated and the balance due under the note was waived by Mimvi, Inc. Pursuant to this waiver all amounts due and owing as of December 31, 2012 by the Company to Mimvi, Inc. were expensed as consulting and administrative expenses by Mimvi, Inc.

Agreement and Plan of Merger

On August 6, 2012, the Company entered into an Agreement and Plan of Merger with Wolf Acquisition Corporation, a California corporation a wholly-owned subsidiary of Mimvi, Inc. The Merger Agreement provides for the merger of Wolf Acquisition Corporation with and into Lone Wolf, with Lone Wolf surviving the Merger as a wholly-owned subsidiary Mimvi, Inc.

On December 28, 2012, the Company, Mimvi, Inc. Wolf Acquisition Corporation, the Company’s Principal Shareholders and the Shareholders’ Representative entered into an Amendment No. 1 to Agreement and Plan of Merger for the purpose of, among other things, (i) reducing the number of shares issuable in the merger to a maximum of 850,000 shares of Mimvi Common Stock, less a number of shares of Mimvi Common Stock equal to the amount of the outstanding debt of Lone Wolf and unpaid transaction expenses; and (ii) reducing the number of Escrow Shares to 200,000. The Amendment and the transactions contemplated thereby were approved by the Company’s board of directors on December 28, 2012.

On January 7, 2013, pursuant to the terms of the Merger Agreement, Wolf Acquisition Corporation was merged with and into the Company with the Company being the surviving corporation. Upon completion of the Merger, the Company became a wholly-owned subsidiary of Mimvi.

At the effective time and as a result of the Merger, (i) each share of common stock of Wolf Acquisition Corporation issued and outstanding immediately prior to the effective time was automatically converted into one share of common stock of the Company, and (ii) each share of common stock of the Company (other than shares held by stockholders who have perfected and not withdrawn a demand for appraisal rights under California law) was canceled and converted automatically into the right to receive approximately 0.0530908 of a share of Mimvi, Inc. (the “Per Share Merger Consideration”).